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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I, Gregory T. Geswein, Senior Vice President and Chief Financial Officer of The Reynolds and Reynolds Company (the "Company"), hereby certify that, to my knowledge:

      1. The Annual Report on Form 10-K of the Company for the year ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2006

                                                       /s/ Gregory T. Geswein
                                                       -------------------------
                                                       Senior Vice President and
                                                       Chief Financial Officer